THE KP FUNDS

KP Fixed Income Fund

(the “Fund”)

Supplement dated September 24, 2020

to the Summary Prospectus dated May 1, 2020 (the “Summary Prospectus”)

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Based on the recommendation of Callan LLC, the investment adviser to the Fund, the Fund’s Board of Trustees approved modifications to the Fund’s principal investment strategies that result in the elimination of the Fund’s Emerging Markets Fixed Income Sub-strategy implemented by Payden & Rygel, an investment sub-adviser to the Fund, and the Fund’s Active Senior Loan Sub-strategy implemented by Credit Suisse Asset Management, LLC, an investment sub-adviser to the Fund. Once liquidated, Fund assets formerly allocated to these two Sub-strategies will be allocated to the Passive Fixed Income Sub-strategy implemented by SSGA Funds Management, Inc., an investment sub-adviser to the Fund. Accordingly, effective immediately, the Summary Prospectus is supplemented as follows:

1.	All references to the Fund’s Emerging Markets Fixed Income Sub-strategy and the Active Senior Loan Sub-strategy are deleted.

2.	All references to Credit Suisse Asset Management, LLC and Payden & Rygel are deleted.

3.	The last sentence of the fourth paragraph of the Fund’s “Principal Investment Strategies” section on p. 4 is deleted and replaced with the following:

Each of the two Sub-strategies is described below:

Please retain this supplement for future reference.

KPF-SK-054-0100